UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 13, 2014

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed by iGATE Corporation (the “Company”) on May 16, 2011, the Company completed the acquisition of a majority stake in iGATE Computer Systems Limited (formerly known as Patni Computer Systems Limited and referred to herein as “Patni”) on May 12, 2011.

To maintain the Company’s continuing ability to utilize its existing registration statements subsequent to the recent filing of its Annual Report on Form 10-K for the year ended December 31, 2013, this Form 8-K contains the consent of Ernst & Young Associates LLP to the incorporation of its report on Patni’s 2011 audited financial statements and internal control over financial reporting, which reports appear in the Form 20-F of Patni dated March 14, 2012, into the Company’s existing Registration Statement on Form S-8 (File No. 333-134689) filed on June 2, 2006, registering shares reserved for issuance under the iGATE Corporation 2006 Stock Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young Associates LLP, Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath

Title:	Senior Vice President – Legal & Corporate Secretary

February 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young Associates LLP, Independent Registered Public Accounting Firm.